UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 31, 2026
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BLACKLINE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
21300 Victory Boulevard, 12th Floor
Woodland Hills, California 91367
(Address of principal executive offices) (Zip Code)
(818) 223-9008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 31, 2026 (the “Effective Date”), the BlackLine, Inc. (the “Company”) entered into an executive consulting agreement (the “Consulting Agreement”) with Therese Tucker, Founder and a member of the Company’s Board of Directors, pursuant to which she will be engaged by the Company to provide certain business advisory and consulting services, commencing on the Effective Date and continuing for the period set forth in any outstanding Statement of Work to the Consulting Agreement. Ms. Tucker will receive (i) an hourly rate of $450 and (ii) reimbursement of customary work and travel-related out-of-pocket expenses. The Consulting Agreement may be terminated by either party at any time upon 30 days’ written notice and contains customary confidentiality and intellectual property covenants.
As previously disclosed, on March 24, 2026, Ms. Tucker announced her retirement from full-time employment with the Company effective June 2, 2026.
The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Executive Consulting Agreement, dated July 31, 2026, by and between BlackLine Systems, Inc. and Therese Tucker
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: August 3, 2026	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer
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